                                                                  EX.99.906CERT

                   CERTIFICATION PURSUANT TO SECTION 906 OF
                        THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Columbia Funds Trust I (the "Trust") on Form N-CSR for the period ending November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that, to his knowledge:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: January 25, 2006                  /S/ Christopher L. Wilson
                                        --------------------------------
                                        Christopher L. Wilson, President

Date: January 25, 2006                  /S/ J. Kevin Connaughton
                                        --------------------------------
                                        J. Kevin Connaughton, Treasurer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.